VIA EDGAR

Securities and Exchange Commission

100 F. Street, N.E.

Washington, D.C. 20549-0506

Re:	Separate Account VA R
File No. 811-21441, CIK: 0001162322
Rule 30b2-1 Filing

Commissioners:

As required by Rule 30d-2 under the Investment Company Act of 1940, as amended (the “Act”), Separate Account VA R, a unit investment trust registered under the Act, recently mailed to its contract owners the annual report for the following underlying management investment companies: Transamerica Series Trust, AIM Variable Insurance Funds, AllianceBernstein Variable Products Series Fund, Inc., Franklin Templeton Variable Insurance Products Trust, Janus Aspen Series, MFS® Variable Insurance Trust and Fidelity Variable Insurance Products Fund. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act. Pursuant to Rule 30d-1 under the Act the following annual reports were filed with the Commission via EDGAR:

•	On March 7, 2008, Transamerica Series Trust filed its annual report with the Commission via Edgar (CIK: 0000778207);

•	On March 3, 2008, AIM Variable Insurance Funds filed its annual report with the Commission via Edgar (CIK: 0000896435);

•	On February 25, 2008, AllianceBernstein Variable Products Series Fund, Inc. filed its annual report with the Commission via Edgar (CIK: 0000825316);

•	On February 29, 2008, Franklin Templeton Variable Insurance Product Trust filed its annual report with the Commission via Edgar (CIK: 0000837274)

•	On February 28, 2008, Janus Aspen Series filed its annual report with the Commission via Edgar (CIK: 0000906185);

•	On March 10, 2008, MFS® Variable Insurance Trust filed its annual with the Commission via Edgar (CIK: 0000918571);

•	On March 3, 2008, Fidelity Variable Insurance Products Fund filed its annual with the Commission via Edgar (CIK: 0000356494, 0000831016, 0000927384).

To the extent necessary, these filings are incorporated herein by reference.

Very truly yours,

/s/ Darin D. Smith

Darin D. Smith, Vice President
Transamerica Life Insurance Company